UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 6, 2007
TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)
(925) 452-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on February 7, 2006 (the “Original Filing”), to disclose the subsequent appointment of Gary Bloom to a committee of the Company’s board of directors. Mr. Bloom’s initial appointment to the Company’s board of directors was disclosed in the Original Filing. At the time of the Original Filing, the Company’s board of directors had not determined to which committees, if any, Mr. Bloom would be appointed. The disclosure under Item 5.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 5.02 of this Amendment No. 1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 6, 2007, Mark A. Bertelsen resigned from the board of directors of the Company, effective upon the appointment of Gary Bloom to the Company’s board of directors. On February 7, 2007, the board of directors appointed Mr. Bloom as a Class I director, effective immediately. On March 14, 2007, Mr. Bloom was appointed as a member of the corporate governance and nominating committee of the board of directors.
Mr. Bloom will participate in the non-employee director compensation arrangements described in the Company’s 2006 proxy statement. Under the terms of those arrangements, Mr. Bloom will receive, among other things, annual compensation of $25,000, which Mr. Bloom may elect to receive up to 50% in cash with the balance paid in the form of the Company’s securities, and an initial option to purchase 25,000 shares of the Company’s Class A common stock, which vests as to one-third of the shares on each anniversary of the grant date. In addition, Mr. Bloom has executed the Company’s standard form of indemnification agreement.
The Company’s press release announcing Mr. Bloom’s appointment is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description
99.1*	Press Release dated February 7, 2007.

*	Previously filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K, filed on February 7, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION
By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

Date: April 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated February 7, 2007.

*	Previously filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K, filed on February 7, 2007.